UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 6, 2009

Date of Report (Date of earliest event reported):

Optimized Transportation Management, Inc.

(Exact Name of Registrant as Specified in Charter)

formerly

UNITED RESTAURANT MANAGEMENT, INC.

Delaware	000-53405	74-2958195
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

707 Grant Street Suite 2307 Pittsburgh, PA 15219
(Address of principal executive offices)

Registrant’s telephone number, including area code:  412-258-2260

374 East 400 South, Suite #3

Springville, UT 84663

(former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

On August 3, 2009, the Audit Committee of UNITED RESTAURANT MANAGEMENT, Inc. (the "Company") terminated the Company's and its subsidiaries' relationship with Malone & Bailey, P.C. as their independent certified public accountants and on the same date engaged Pender, Newkirk & Company, CPAs as the Company's independent certified public accountants for the quarter ending June 30, 2009.

(a) Previous independent accountants:

(i) On August 3, 2009, UNITED RESTAURANT MANAGEMENT, Inc. (the "Company") on behalf of itself and its subsidiaries dismissed Malone & Bailey, P.C. as their independent accountants.

(ii) The reports of MALONE & BAILEY, P.C. on the financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. However, MALONE & BAILEY, P.C.'s report for the year ended December 31, 2008 included an explanatory paragraph noting the Company's limited liquid resources, recurring losses from operations and the Company's need to raise additional capital, all of which raised substantial doubt about the Company's ability to continue as a going concern.

(iii) The Audit Committee made the decision to change independent accountants that currently consists of the entire Board of Directors.

(iv) In connection with its audits for the two most recent fiscal years and through March 31, 2009, there have been no disagreements with MALONE & BAILEY, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MALONE & BAILEY, P.C., would have caused them to make reference to such disagreements in their report on the financial statements for such years.

(v) During the two most recent fiscal years and through March 31, 2009, MALONE & BAILEY, P.C. did not advise the Company of any of the events described in Item 304(a)(1)(B) of Regulation S-B.

(vi) The Company requested that MALONE & BAILEY, P.C. furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which they do not agree. A copy of this letter, dated August 5, 2009, is filed as Exhibit 16 to this Form 8-K.

(b) On August 7, 2009, the Audit Committee, on behalf of the Company and its subsidiaries, engaged the firm of Pender, Newkirk & Company, CPAs as independent certified public accountants for the fiscal year ending December 31, 2009. The Company has not previously consulted with Pender, Newkirk & Company, CPAs on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) concerning any subject matter of a disagreement or reportable event with MALONE & BAILEY, P.C..

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

16 Letter from Malone & Bailey, P.C. dated August 5, 2009 to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED RESTAURANT MANAGEMENT, Inc.

Date:     August 6, 2009

By: /s/ Kevin P. Brennan

Kevin P. Brennan

Chief Executive Officer

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